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                                                                    EXHIBIT 10.1

                                 SIXTH AMENDMENT
                                       TO
                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT



        This SIXTH AMENDMENT to FOURTH AMENDED AND RESTATED LOAN
AGREEMENT ("Amendment"), dated for reference purposes June 30, 1997, is entered into by and among (i) PRESLEY HOMES, formerly The Presley Companies, a California corporation, as the borrower (the "Borrower"), (ii) FOOTHILL CAPITAL CORPORATION ("Foothill"), FIRST PLAZA GROUP TRUST (Mellon Bank, N.A., acting as trustee as directed by General Motors Investment Management Corporation), INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, and WHIPPOORWILL/PRESLEY OBLIGATIONS TRUST - 1994 (Continental Stock Transfer & Trust Company, as trustee under that certain trust agreement dated as of January 11, 1994), as the lenders, and Foothill, as the Agent (in such capacity, the "Agent") for the Lenders, the Issuing Banks (other than any Third Party Issuer) and the LC Guarantor under the Loan Documents (in each case as defined in the Existing Loan Agreement described below).

                             PRELIMINARY STATEMENTS
                             ----------------------

        A. The Borrower, the Lenders and the Agent are parties to a Fourth Amended and Restated Loan Agreement dated as of March 25, 1994 (the "Original Agreement"), which agreement was amended by that certain First Amendment to the Fourth Amended and Restated Loan Agreement and Second Amendment to the Agreement to Issue and Purchase Stock dated as of May 20, 1994, that certain Second Amendment dated May 31, 1994, that certain Third Amendment dated June 30, 1994, that certain modification letter agreement dated May 8, 1995 and that certain Fifth Amendment dated June 30, 1995, all among the parties set forth above (the Original Agreement, as so amended, herein referred to as the "Existing Loan Agreement").

        B. The Borrower and the Lenders desire to amend the Existing Loan Agreement in certain respects.

        C. Terms defined in the Existing Loan Agreement are used herein with the same meaning unless expressly provided otherwise.

        The Borrower and the Lenders hereby agree as follows:

        1. Amendments and Acknowledgement.

               1.1 Sections 6.16, 8.11, 8.12 and 8.13, and the defined term "Solvent" in Section 1.1, of the Existing Loan Agreement as each hereby deleted in their entirety and shall have no further force or effect.



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               1.2 Lenders acknowledge that the Borrower may be recognizing a substantial loss in reporting the results of its operations at June 30, 1997, and that the amount of the loss may exceed Borrower's net worth. Lenders acknowledge that for the purposes of the Existing Loan Agreement, as amended hereby, such loss shall not constitute (i) a Default or Event of Default, or
(ii) the failure of any condition precedent for any future Advances under
Article 10.

        2. Loan Documents. To the extent inconsistent with this Amendment, the Loan Documents are amended hereby to be consistent with this Amendment, effective as of the Effective Time.

        3. Fee. Upon execution and delivery of this Amendment by all of the Lenders, Agent and Borrower, Borrower shall pay to the Agent, for the benefit of the Lenders, a fee of $100,000 in consideration of the execution and delivery by the Lenders of this Amendment. Said fee shall be additional consideration to the Lenders and shall not be an offset, credit or other reduction of any amount owed by the Borrower under the Loan Documents.

        4. Effectiveness. This Amendment shall become effective upon being executed by Borrower and by the Agent and all of the Lenders (the "Effective Time").

        5. Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterpart shall be an original and all of which taken together shall be an original and all of which taken together shall constitute one and the same amendment.

        6. Amendments. Except as expressly amended hereby, the Existing Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        PRESLEY HOMES,
                                        a California corporation


                                        By:  /s/  David M. Siegel
                                            ------------------------------------
                                            Name: David M. Siegel
                                            Title: Senior Vice President-Chief
                                                   Financial Officer


                                        By:  /s/  W. Douglass Harris
                                            ------------------------------------
                                             Name: W. Douglass Harris
                                             Title: Vice President-Controller



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                                             FOOTHILL CAPITAL CORPORATION,
                                             individually and as Agent

                                             By:  /s/ M. E. Stearns
                                                 -------------------------------
                                                  Title: Vice President


                                             FIRST PLAZA GROUP TRUST (Mellon
                                             Bank, N.A., acting as trustee
                                             as directed by General Motors
                                             Investment Management
                                             Corporation)


                                             By:  /s/ Charles Froland
                                                 -------------------------------
                                                  Title:



                                             Continental Stock Transfer &
                                             Trust Company, solely in its
                                             capacity as trustee for the
                                             WHIPPOORWILL/ PRESLEY
                                             OBLIGATIONS TRUST - 1994 under
                                             that certain trust agreement,
                                             dated as of January 11, 1994,
                                             and not in its individual
                                             capacity


                                             By:  /s/ Michael J. Nelson
                                                 -------------------------------
                                                  Title: President



                                             INTERNATIONAL NEDERLANDEN (U.S.)
                                             CAPITAL CORPORATION


                                             By:
                                                 -------------------------------
                                                  Title:




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                    CONSENT OF THE GUARANTOR AND THE PLEDGOR

                            Dated as of June 30, 1997


        The undersigned, The Presley Companies, a Delaware corporation, as Pledgor under the Amended and Restated Pledge Agreement dated as of May 20, 1994 (the "Pledge Agreement") in favor of the Agent for the Lender parties to the Loan Agreement referred to in the foregoing Sixth Amendment and as Guarantor under the Amended and Restated Guaranty dated as of May 20, 1994 (the "Guaranty"), in favor of the Lender parties to the Loan Agreement and the Agent for the Lenders, as each is referred to in the foregoing Sixth Amendment, hereby consents to the said Sixth Amendment and hereby confirms and agrees that (i) the Pledge Agreement and the Guaranty are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Sixth Amendment, each reference in the Pledge Agreement or the Guaranty to the Loan Documents or any "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by the said Sixth Amendment and (ii) the Pledge Agreement, all of the Pledged Collateral described therein, and the Guaranty do, and shall continue to, secure the payment of all of the Obligations (as defined therein).



                                        THE PRESLEY COMPANIES,
                                        a Delaware corporation


                                        By:  /s/  David M. Siegel
                                            -------------------------------
                                             Name: David M. Siegel
                                             Title: Senior Vice President-Chief
                                                    Financial Officer


                                        By:  /s/  W. Douglass Harris
                                            -------------------------------
                                             Name: W. Douglass Harris
                                             Title: Vice President-Controller



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